COMPUTATIONAL MATERIALS

First Horizon ABS Trust 2004-HE3
$900,000,000 (Approximate) Class A Notes First Tennessee Bank National Association (Seller and Master Servicer) First Horizon Asset Securities, Inc. (Depositor) (Guarantor)

FTN FINANCIAL

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN FINANCIAL

FHABS Home Equity Loan Trust 2004-HE3

To 10% Optional Termination (1)
Class	Approx. Size	Type	Tsy. BMark	Est. WAL (yrs)	Est. Prin. Window (mos)	Expected Final Maturity	Stated Final Maturity (2)	Expected Ratings (S&P/Moody’s)

A	900,000,000	Flt-PT	1m LIBOR	2.22	01/05-05/10	05/2010	10/2034	AAA/Aaa

To Maturity
Class	Approx. Size	Type	Tsy. BMark	Est. WAL (yrs)	Est. Prin. Window (mos)	Expected Final Maturity	Stated Final Maturity (2)	Expected Ratings (S&P/Moody’s)

A	900,000,000	Flt-PT	1m LIBOR	2.36	01/05-08/14	08/2014	10/2034	AAA/Aaa

Prepayment Rate / Draw Rate

HELOCs 40% CPR / 10% CDR

(1)

The Servicer may exercise its right to purchase the mortgage loans on any Payment Date on or after the first Payment Date on which the principal balance of the Class A Notes declines to 10%  or less of the principal balance of the Class A Notes as of the Closing Date.

(2)

The Stated Final Maturity Date with respect to the Class A Notes is the date on which the Insurer guarantees payment equal to the aggregate outstanding Class A Note principal balance.

_____________________________________________________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN FINANCIAL

Weighted Average Life (1) and Maturity
Sensitivity of the Class A Notes to Payments and Draws

Class A

(Assumes 10.0% Optional Termination)

Prepayment Speeds (expressed as %CPR for HELOCs)

(1)

The weighted average life of the Class A Notes is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the original Class A Note Principal Balance.

	PERCENT (%) CPR
	20%		30%		40%		45%		50%
Consumer Draw Rate	WAL	Payment Window	WAL	Payment Window	WAL	Payment Window	WAL	Payment Window	WAL	Payment Window
0%	3.83	01/05-05/14	2.50	01/05-03/11	1.78	01/05-05/09	1.54	01/05-10/08	1.34	01/05-04/08
5%	4.45	01/05-12/14	2.84	01/05-10/11	1.98	01/05-11/09	1.68	01/05-02/09	1.45	01/05-07/08
10%	5.21	01/05-04/15	3.27	01/05-05/12	2.22	01/05-05/10	1.87	01/05-08/09	1.58	01/05-11/08
20%	7.38	04/05-03/15	4.48	01/05-03/13	2.90	01/05-05/11	2.37	01/05-07/10	1.97	01/05-11/09
30%	7.09	04/05-07/14	6.50	04/05-05/13	4.01	01/05-02/12	3.20	01/05-06/11	2.57	01/05-09/10

_____________________________________________________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN FINANCIAL

Weighted Average Life (1) and Maturity
Sensitivity of the Class A Notes to Payments and Draws (continued)

Class A

(Assumes No Optional Termination)

Prepayment Speeds (expressed as %CPR for HELOCs)

(1)

The weighted average life of the Class A Notes is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the original Class A Note Principal Balance.

	PERCENT (%) CPR
	20%		30%		40%		45%		50%
Consumer Draw Rate	WAL	Payment Window	WAL	Payment Window	WAL	Payment Window	WAL	Payment Window	WAL	Payment Window
0%	4.10	01/05-08/22	2.71	01/05-06/18	1.94	01/05-12/14	1.68	01/05-08/13	1.46	01/05-07/12
5%	4.65	01/05-02/20	3.03	01/05-03/17	2.13	01/05-11/14	1.82	01/05-10/13	1.57	01/05-10/12
10%	5.36	01/05-07/18	3.43	01/05-04/16	2.36	01/05-08/14	2.00	01/05-10/13	1.71	01/05-11/12
20%	7.44	04/05-04/16	4.56	01/05-01/15	3.00	01/05-12/13	2.48	01/05-06/13	2.07	01/05-12/12
30%	7.14	04/05-05/15	6.54	04/05-02/14	4.07	01/05-06/13	3.27	01/05-02/13	2.66	01/05-10/12

_____________________________________________________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN FINANCIAL

Preliminary Summary of Terms
Trust:	First Horizon ABS Trust 2004-HE3

Depositor:	First Horizon Asset Securities, Inc.

Seller and Servicer:	First Tennessee Bank National Association

Indenture Trustee:	The Bank of New York

Owner Trustee:	Wilmington Trust Company

Surety Provider:	Financial Guaranty Insurance Company (“FGIC”)

Note Ratings:	S&P and Moody’s

Sole Manager:	FTN Financial

Expected Pricing Date:	The week of November 15, 2004

Expected Closing Date:	On or about December 6, 2004

Payment Date:	25th of each month, or the next succeeding Business Day (First Payment Date: January 25, 2005)

Cut-Off Date:

For each mortgage loan delivered to the Trust on the Closing Date, the later of December 1, 2004 or the origination date of such mortgage loan.  For each Subsequent Mortgage Loan, the later of the first day of the month in which the Subsequent Mortgage Loan is delivered to the Trust or the origination date of such Subsequent Mortgage Loan.

Statistical Pool Calculation Date:	November 1, 2004

Delay Days:	0 days

Day Count:	Actual/360

Interest Accrual:	Accrues from the last Payment Date (or the Closing Date in the case of the first Payment Date) through the day preceding the current Payment Date.

Class A Note Rate:	The lesser of (x) 1 Month LIBOR + __% (the “Class A Formula Rate”) and (y) the Maximum Rate.

Due Period:	The calendar month immediately preceding the month in which the current Payment Date occurs.

Credit Enhancement:	Excess spread. Approximate excess spread at issue is 3.452%

2.35% overcollateralization target.

Financial Guaranty Insurance Corporation (“FGIC” or the “Insurer”) will unconditionally guarantee timely payments of interest on the Class A Notes and payments of principal as described below (“Guaranteed Principal Distribution Amount”).

Optional Termination:

The Servicer may exercise its right to purchase the mortgage loans on any Payment Date on or after which the principal balance of the Class A Notes declines to 10% or less of the principal balance of the Class A Notes as of the Closing Date.

Termination of Trust:

The Trust shall terminate upon notice to the Indenture Trustee of the later of (A) payment in full of all amounts owing on the Class A Notes and to the Insurer unless the Insurer shall otherwise consent and (B) the earliest of (i) the final payment or other liquidation of the last mortgage loan remaining in the Trust; (ii) the optional purchase by the Servicer of the mortgage loans as described above and (iii) the Payment Date in October 2034.

Clearing:	DTC, Euroclear or Clearstream.

Denomination:	Minimum $25,000; increments of $1,000.

SMMEA Eligibility:	The Class A Notes will not be SMMEA eligible.

ERISA Eligibility:	The Class A Notes are expected to be ERISA eligible.

Tax Structure:	Debt for Federal income tax purposes.

Servicing Advances:	All reasonable and customary “out of pocket” costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of

(i) the preservation, restoration and protection of the mortgaged property,

(ii) any enforcement or judicial proceedings, including foreclosures,

(iii) the management and liquidation of the REO Property, including reasonable fees paid to any independent contractor in connection therewith, and

(iv) compliance with various other obligations as specified in the Sale and Servicing Agreement.

The Servicer will not advance delinquent payments of principal and interest.

Interest Distributions:	Interest collections (net of the servicing fee and the indenture trustee fee) allocable to the Class A Notes will be distributed in the following priority:

(1) to pay the Insurer premium;

(2) to pay accrued and overdue accrued interest on the Class A Notes at the Class A Note Rate;

(3) to cover any Investor Charge-Off Amounts;

(4) to reimburse the Insurer for prior draws made from the Policy;

(5) to build overcollateralization up to the required level;

(6) as payment for any other amounts owed to the Insurer;

(7) to pay the Class A LIBOR Interest Carryover; and

(8) to the owner of the transferor interest.

Maximum Rate:

The Maximum Rate for any Payment Date is equal to the product of (i) the average of the mortgage loan rates (adjusted to an actual/360 basis), minus the servicing fee rate (adjusted to an actual/360 basis), the rate at which the indenture trustee’s fees are calculated, the rate at which the premium on the Policy is calculated and 25 basis points, for each mortgage loan, weighted on the basis of the related principal balance of each mortgage loan at the beginning of the related Due Period, multiplied by (ii) a fraction the numerator of which is the Invested Amount for the previous Payment Date and the denominator of which is the Class A Note principal balance after taking into account all payments of principal on such previous Payment Date.

Class A LIBOR Interest Carryover (“Catch-Up Feature”):

If the Class A Note Rate is equal to the Maximum Rate, any interest which would have accrued at the Class A Formula Rate above the Maximum Rate will be payable (with interest accrued thereon at the Class A Formula Rate) on the next Payment Date to the extent available.

Distributable Excess Spread:

The interest collections on the mortgage loans that are allocated to the Class A Notes are expected to exceed the amount of interest due and payable on the Class A Notes. Beginning in April 2005, a portion of this excess will be applied as payments of principal on the Class A Notes. This will result in a limited acceleration of principal payments on the Class A Notes relative to the amortization of the mortgage loans, thereby creating overcollateralization for the Class A Notes (the amount of such overcollateralization, the “overcollateralization amount”). Once the required level of overcollateralization is reached, the application of the excess payments will cease, until it is again needed to maintain the required level of overcollateralization.

Overcollateralization Release:

Beginning with the Payment Date in July 2007, the overcollateralization amount is allowed to step down subject to delinquency, cumulative loss, and excess spread tests.  If these tests are satisfied, the overcollateralization requirement after the Payment Date in June 2007 will equal the greater of: (A) 4.70% of the current pool principal balance; and (B) 0.50% of the sum of (i) the Cut-Off Date pool principal balance plus (ii) the Pre-Funded Amount.

At any time the excess of the overcollateralization amount over the required overcollateralization amount (such excess, the “excess overcollateralization amount”) will reduce the amount of principal collections distributed on a Payment Date and will be released from the trust.

Managed Amortization Period:	Begins on the first Payment Date and ends on the earlier of the Payment Date in December 2009 or the occurrence of a Rapid Amortization Event.

Rapid Amortization Period:	Begins on the earlier of Payment Date in January 2010 or the occurrence of a Rapid Amortization Event.

Principal Collections Distributed to Noteholders:

On each Payment Date during the Managed Amortization Period, holders of the Class A Notes will receive aggregate principal collections on the mortgage loans during the related Due Period less aggregate draws on such mortgage loans during such period.

On each Payment Date during the Rapid Amortization Period, holders of the Class A Notes will receive 100% of the principal collections on the mortgage loans during the related Due Period until the Class A Notes are paid in full.

Guaranteed Principal Distribution Amount:

With respect to any Payment Date other than the Payment Date in October 2034, FGIC will guarantee a payment equal to the amount, if any, by which the Class A Note principal balance (after giving effect to the payment of principal on such Payment Date) exceeds the Invested Amount for that Payment Date.  With respect to the Payment Date in October 2034, FGIC will guarantee a payment equal to the outstanding Class A Note principal balance (after giving effect to the payment of principal on such Payment Date).

Invested Amount:

With respect to any Payment Date is the Invested Amount on the Closing Date reduced by (i) the aggregate amount of Investor Principal Distribution Amounts paid on the Class A Notes (before taking into account Overcollateralization Reduction Amounts) up to and including the related Payment Date and (ii) the aggregate of Investor Charge-Off Amounts up to and including such Payment Date.  The Invested Amount on the Closing Date will be approximately $900,000,000.

Investor Principal Distributions Amount:

For each Payment Date through the Payment Date in December 2009, unless a Rapid Amortization Event has occurred and is continuing, is equal to all principal collections received during the related Due Period minus the amount of all additional balances drawn under the mortgage loans during the related Due Period (but not less than zero); and on each Payment Date after the Payment Date in December 2009 or if a Rapid Amortization Event has previously occurred and is continuing, is equal to all Principal Collections received during the related Due Period. In each case such amount will be reduced by the Overcollateralization Reduction Amount.

Overcollateralization Reduction Amount:

The lesser of the excess overcollateralization amount for such Payment Date and the Investor Principal Distribution Amount for such Payment Date (before taking into account the Overcollateralization Reduction Amount).

Investor Charge-Off Amount:	The Floating Allocation Percentage of the amount of the principal balance that has been written down.

Floating Allocation Percentage:

With respect to any Payment Date is the percentage equivalent of a fraction with a numerator of the Invested Amount for the previous Payment Date (or the Closing Date, in the case of the first Payment Date) and a denominator equal to the sum of (i) the Pool Balance plus (ii) the Pre-Funded Amount, in each case, at the beginning of the Due Period related to the current Payment Date (or as of the Cut-Off Date, in the case of the first Payment Date).

Pre-Funded Amount

A deposit of no more than approximately $157,000,000 (the initial “Pre-Funded Amount”) will be made to a pre-funding account (the “Pre-Funding Account”) on the Closing Date. From the Closing Date through and including January 31, 2005 (the “Funding Period”), the Pre-Funded Amount will be used to purchase subsequent mortgage loans (the “Subsequent Mortgage Loans”) which, when combined with the pool of mortgage loans delivered to the Trust on the Closing Date, are expected to have similar characteristics as the mortgage loans in the in the Statistical Pool on the Statistical Pool Calculation Date. It is expected that, after giving effect to the purchase of Subsequent Mortgage Loans during the Funding Period, the mortgage loans will be comprised of approximately $900,000,000 of adjustable rate, home equity line of credit loans. Any portion of the Pre-Funded Amount remaining on the last day of the Funding Period will be distributed as principal on the Notes on the immediately following Payment Date.

Rapid Amortization Event:

(i)

Class A interest collections or principal collections for any Payment Date are not enough to make any payment of principal or interest in each case that is due on the Class A Notes, and such failure continues for a period of five Business Days;

(ii) the occurrence of certain events of insolvency by any of the Trust, the Depositor, or the Servicer;

(iii) the Trust becomes subject to the Investment Company Act of 1940;

(iv)

failure on the part of the Trust, the Depositor, the Seller or the Servicer to perform any of its other material obligations under the Sale and Servicing Agreement, the Trust Agreement or the Indenture;

(v) draws under the policy exceeding 1.00% of the Cut-Off Date principal balance.

_____________________________________________________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN FINANCIAL

Loss, Delinquency and Foreclosure Experience of the Servicer’s Portfolio of HELOCs

	As of 9-30-2004 (YTD)		As of 12-31-2003
	Principal	Percentage	Principal	Percentage
	Balance		Balance
Portfolio	$6,442,883,860		$3,805,383,938
Delinquency
Percentage
30-59 days	11,194,299	0.17%	9,859,124	0.26%
60-89 days	4,253,054	0.07%	3,123,960	0.08%
90-119 days	3,099,368	0.05%	1,922,789	0.05%
120 plus	4,500,461	0.07%	3,141,828	0.08%

Total Delinquency	$23,047,182	0.36%	$18,047,701	0.47%

Gross Charge-offs	$8,135,471		$12,785,048
Recoveries	1,588,276		1,236,360
Net Charge-offs	$6,547,195		$11,548,688

	As of 12-31-2002		As of 12-31-2001
	Principal	Percentage	Principal	Percentage
	Balance		Balance
Portfolio	$2,352,658,981		$1,218,572,642
Delinquency
Percentage
30-59 days	9,521,494	0.40%	13,362,147	1.10%
60-89 days	4,492,324	0.19%	3,771,517	0.31%
90-119 days	3,065,419	0.13%	1,379,156	0.11%
120 plus	3,543,269	0.15%	2,775,811	0.23%

Total Delinquency	$20,622,506	0.88%	$21,288,632	1.75%

Gross Charge-offs	$11,509,627		$10,470,197
Recoveries	863,191		434,360
Net Charge-offs	$10,646,436		$10,035,837

_____________________________________________________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN FINANCIAL

The collateral tables included in these Computational Materials reflect a statistical pool of mortgage loans as of the Statistical Pool Calculation Date (the “Statistical Pool”). It is expected that (a) additional mortgage loans will be included in the Trust on the Closing Date and during the Funding Period and (b) certain mortgage loans may be prepaid or otherwise removed from the pool of Mortgage Loans delivered to the Trust on the Closing Date. As a result, the characteristics of the final Pool may vary from the characteristics of the Statistical Pool described herein, although any such difference is not expected to be material.

Collateral Summary
Collateral statistics for the HELOCs included in the Statistical Pool are listed below as of November 1, 2004
		Range
Total Number of Loans	14,884
Total Outstanding Loan Balance	$743,022,121	$10,000 to $650,000
Aggregate Credit Limit	$810,162,578	$10,000 to $650,000
Average Loan Balance	$49,921
Average Credit Limit	$54,432
Average Credit Limit Utilization Rate	91.71%	4.40% to 100.44%
Current WA Coupon	6.607%	4.750% to 10.800%
WA Margin	1.857%	0.000% to 6.050%
WA Maximum Rate	21.055%	16.000% to 25.000%
WA Seasoning (months)	3	0 to 17
WA Remaining Term (months)	245	223 to 359
WA Remaining Draw Term (months)	72	44 to 120
WA CLTV	89.81%	3.41% to 100.00%
WA Current FICO (as of 08/31/04)	712	435 to 847
Lien Position (% first / % junior)	10.08% /89.92%
WA DTI	39.02	1.10 to 55.00
Top 5 States	CA 17.11%
	VA 8.43%
	WA 7.69%
	MD 6.33%
	AZ 4.95%

_____________________________________________________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN FINANCIAL

Collateral Statistics
Collateral statistics for the HELOCs included in the Statistical Pool are listed below as of November 1, 2004

Loan Program
Loan Program	Number of Loans	Current Balance	% of Total Balance	Avg Balance	Gross WAC	Gross Margin	Remaining Term	Age	CLTV	FICO
5/15	11,407	$555,045,541.94	74.70%	48,658	6.686%	1.936%	237	3	92.17	710
10/10	2,783	$138,313,778.58	18.62%	49,700	6.691%	1.941%	237	3	89.87	713
10/20	694	$49,662,800.85	6.68%	71,560	5.485%	0.735%	355	5	63.29	730
Total:	14,884	$743,022,121.37	100.00%	49,921	6.607%	1.857%	245	3	89.81	712

Current Principal Balance
Current Principal Balance	Number of Loans	Current Balance	% of Total Balance	Avg Balance	Gross WAC	Gross Margin	Remaining Term	Age	CLTV	FICO
<= $20,000	2,038	$32,380,355.91	4.36%	15,888	6.764%	2.014%	242	3	90.37	714
$20,001 - $40,000	5,851	$174,675,714.90	23.51%	29,854	6.851%	2.101%	239	3	93.32	712
$40,001 - $60,000	3,222	$158,916,112.32	21.39%	49,322	6.773%	2.023%	242	3	91.89	709
$60,001 - $80,000	1,572	$109,364,726.83	14.72%	69,570	6.664%	1.914%	247	3	90.33	707
$80,001 - $100,000	1,082	$99,317,816.43	13.37%	91,791	6.544%	1.794%	253	3	87.04	710
$100,001 - $125,000	494	$55,514,210.30	7.47%	112,377	6.386%	1.636%	249	3	88.97	710
$125,001 - $150,000	261	$35,948,508.33	4.84%	137,734	6.237%	1.486%	247	3	86.05	718
$150,001 - $175,000	122	$19,662,158.04	2.65%	161,165	6.108%	1.358%	251	3	85.99	715
$175,001 - $200,000	83	$15,640,940.63	2.11%	188,445	6.081%	1.331%	254	3	85.20	722
$200,001 - $225,000	47	$9,982,753.71	1.34%	212,399	6.096%	1.346%	248	3	88.01	723
$225,001 - $250,000	78	$19,087,094.40	2.57%	244,706	5.866%	1.116%	247	3	78.50	721
$250,001 - $275,000	5	$1,326,379.65	0.18%	265,276	6.297%	1.547%	237	3	85.45	723
$275,001 - $300,000	8	$2,356,459.06	0.32%	294,557	5.488%	0.738%	253	3	73.57	755
$300,001 - $400,000	12	$4,300,120.36	0.58%	358,343	5.670%	0.920%	249	2	73.96	730
$400,001 - $500,000	7	$3,398,745.50	0.46%	485,535	5.594%	0.844%	238	2	76.64	750
$500,001 - $600,000	1	$500,025.00	0.07%	500,025	6.000%	1.250%	237	3	54.39	683
$600,001 - $700,000	1	$650,000.00	0.09%	650,000	6.000%	1.250%	238	2	77.93	713
Total:	14,884	$743,022,121.37	100.00%	49,921	6.607%	1.857%	245	3	89.81	712

_____________________________________________________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN FINANCIAL

Collateral Statistics
Collateral statistics for the HELOCs included in the Statistical Pool are listed below as of November 1, 2004

Credit Limits
Credit Limit	Number of Loans	Current Balance	% of Total Balance	Avg Balance	Gross WAC	Gross Margin	Remaining Term	Age	CLTV	FICO
<= $20,000	1,525	$24,222,183.26	3.26%	15,883	6.895%	2.145%	241	3	91.75	711
$20,001 - $40,000	5,705	$164,238,774.80	22.10%	28,789	6.898%	2.148%	239	3	93.89	712
$40,001 - $60,000	3,350	$156,319,684.87	21.04%	46,663	6.801%	2.051%	242	3	92.29	709
$60,001 - $80,000	1,679	$108,709,729.98	14.63%	64,747	6.699%	1.949%	246	3	91.14	707
$80,001 - $100,000	1,283	$107,332,225.25	14.45%	83,657	6.524%	1.774%	253	3	86.24	709
$100,001 - $125,000	542	$56,635,548.24	7.62%	104,494	6.376%	1.626%	249	3	88.79	709
$125,001 - $150,000	304	$37,317,919.29	5.02%	122,756	6.217%	1.466%	247	3	86.10	717
$150,001 - $175,000	146	$20,931,584.33	2.82%	143,367	6.159%	1.409%	251	3	87.21	716
$175,001 - $200,000	120	$19,092,076.41	2.57%	159,101	5.930%	1.180%	252	3	83.15	723
$200,001 - $225,000	59	$10,243,100.19	1.38%	173,612	6.111%	1.361%	250	3	89.78	720
$225,001 - $250,000	127	$24,313,062.66	3.27%	191,441	5.824%	1.074%	245	3	77.77	725
$250,001 - $275,000	4	$840,239.15	0.11%	210,060	6.315%	1.565%	238	2	89.04	753
$275,001 - $300,000	14	$3,106,998.08	0.42%	221,928	5.703%	0.953%	249	3	73.44	737
$300,001 - $400,000	14	$4,422,138.62	0.60%	315,867	5.673%	0.923%	250	2	76.55	739
$400,001 - $500,000	11	$4,646,856.24	0.63%	422,441	5.652%	0.902%	238	2	73.04	734
$600,001 - $700,000	1	$650,000.00	0.09%	650,000	6.000%	1.250%	238	2	77.93	713
Total:	14,884	$743,022,121.37	100.00%	49,921	6.607%	1.857%	245	3	89.81	712

Credit Limit Utilization Rates
Utilization Rates	Number of Loans	Current Balance	% of Total Balance	Avg Balance	Gross WAC	Gross Margin	Remaining Term	Age	CLTV	FICO
< 10.00	15	$249,762.23	0.03%	16,651	5.394%	0.644%	250	2	70.62	743
10.00 to 19.99	61	$1,235,450.59	0.17%	20,253	5.837%	1.087%	242	2	76.74	736
20.00 to 29.99	111	$2,764,567.73	0.37%	24,906	5.830%	1.080%	244	2	79.11	731
30.00 to 39.99	158	$4,441,959.76	0.60%	28,114	5.808%	1.058%	243	2	80.00	729
40.00 to 49.99	180	$6,197,638.38	0.83%	34,431	5.862%	1.112%	244	2	79.08	726
50.00 to 59.99	283	$9,588,788.91	1.29%	33,883	6.022%	1.272%	244	2	80.19	710
60.00 to 69.99	308	$13,099,327.18	1.76%	42,530	6.117%	1.367%	244	2	83.40	716
70.00 to 79.99	537	$23,098,247.66	3.11%	43,013	6.278%	1.528%	244	2	86.89	717
80.00 to 89.99	694	$35,405,881.85	4.77%	51,017	6.281%	1.531%	246	4	86.12	717
90.00 to 99.99	6,714	$327,826,845.94	44.12%	48,827	6.661%	1.911%	247	4	90.15	710
100.00 to 100.44	5,823	$319,113,651.14	42.95%	54,802	6.685%	1.935%	243	2	91.13	711
Total:	14,884	$743,022,121.37	100.00%	49,921	6.607%	1.857%	245	3	89.81	712

_____________________________________________________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN FINANCIAL

Collateral Statistics
Collateral statistics for the HELOCs included in the Statistical Pool are listed below as of November 1, 2004

HELOC Rates
Gross Coupon	Number of Loans	Current Balance	% of Total Balance	Avg Balance	Gross WAC	Gross Margin	Remaining Term	Age	CLTV	FICO
4.501 to 5.000	602	$46,311,822.84	6.23%	76,930	4.978%	0.228%	259	2	66.81	735
5.001 to 5.500	776	$61,336,587.20	8.26%	79,042	5.272%	0.522%	285	4	74.78	729
5.501 to 6.000	2,186	$113,407,378.56	15.26%	51,879	5.819%	1.069%	248	3	83.72	718
6.001 to 6.500	2,804	$131,385,002.35	17.68%	46,856	6.299%	1.549%	241	3	90.92	724
6.501 to 7.000	4,447	$203,712,721.64	27.42%	45,809	6.786%	2.036%	238	3	97.20	723
7.001 to 7.500	1,254	$60,326,012.03	8.12%	48,107	7.400%	2.651%	237	3	95.98	684
7.501 to 8.000	1,075	$53,328,751.84	7.18%	49,608	7.763%	3.013%	237	3	95.04	683
8.001 to 8.500	986	$43,735,110.26	5.89%	44,356	8.300%	3.550%	237	3	95.50	668
8.501 to 9.000	572	$22,891,653.41	3.08%	40,020	8.763%	4.013%	236	4	93.65	656
9.001 to 9.500	148	$5,636,706.54	0.76%	38,086	9.221%	4.471%	236	4	95.42	665
9.501 to 10.000	23	$742,433.31	0.10%	32,280	9.691%	4.941%	235	5	95.20	654
10.001 to 10.500	8	$149,714.95	0.02%	18,714	10.197%	5.447%	237	3	98.30	659
10.501 to 11.000	3	$58,226.44	0.01%	19,409	10.688%	5.938%	237	3	99.99	675
Total:	14,884	$743,022,121.37	100.00%	49,921	6.607%	1.857%	245	3	89.81	712

HELOC Margins
Gross Coupon	Number of Loans	Current Balance	% of Total Balance	Avg Balance	Gross WAC	Gross Margin	Remaining Term	Age	CLTV	FICO
Zero	8	$620,006.70	0.08%	77,501	4.750%	0.000%	238	2	80.23	678
.001 to .500	1,021	$81,607,373.74	10.98%	79,929	5.066%	0.316%	270	3	70.20	736
.501 to 1.000	1,677	$91,470,728.29	12.31%	54,544	5.633%	0.883%	259	3	80.82	720
1.001 to 1.500	2,860	$140,575,225.91	18.92%	49,152	6.140%	1.390%	243	3	89.09	727
1.501 to 2.000	4,456	$202,732,707.05	27.28%	45,497	6.688%	1.938%	238	3	96.24	723
2.001 to 2.500	1,105	$56,375,524.64	7.59%	51,019	7.042%	2.292%	238	3	94.56	703
2.501 to 3.000	1,578	$75,698,508.17	10.19%	47,971	7.566%	2.815%	237	3	95.99	680
3.001 to 3.500	854	$39,883,752.27	5.37%	46,702	8.018%	3.269%	237	3	95.30	675
3.501 to 4.000	975	$40,767,230.48	5.49%	41,813	8.531%	3.781%	236	4	95.01	663
4.001 to 4.500	261	$10,182,929.62	1.37%	39,015	8.997%	4.247%	236	4	93.40	659
4.501 to 5.000	72	$2,691,777.44	0.36%	37,386	9.406%	4.656%	236	4	96.81	668
5.001 to 5.500	11	$311,376.47	0.04%	28,307	9.964%	5.214%	236	4	94.40	652
5.501 to 6.000	5	$81,954.15	0.01%	16,391	10.471%	5.721%	237	3	99.08	666
6.001 to 6.500	1	$23,026.44	0.00%	23,026	10.800%	6.050%	236	4	100.00	688
Total:	14,884	$743,022,121.37	100.00%	49,921	6.607%	1.857%	245	3	89.81	712

_____________________________________________________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN FINANCIAL

Collateral Statistics
Collateral statistics for the HELOCs included in the Statistical Pool are listed below as of November 1, 2004

Maximum Loan Rates
Maximum Loan Rates	Number of Loans	Current Balance	% of Total Balance	Avg Balance	Gross WAC	Gross Margin	Remaining Term	Age	CLTV	FICO
16.000	397	$17,769,619.98	2.39%	44,760	6.596%	1.846%	244	3	92.71	717
18.000	932	$43,028,255.18	5.79%	46,168	6.473%	1.724%	253	3	87.11	710
21.000	12,231	$617,549,331.80	83.11%	50,491	6.617%	1.867%	245	3	89.74	711
25.000	1,324	$64,674,914.41	8.70%	48,848	6.601%	1.851%	243	3	91.41	716
Total:	14,884	$743,022,121.37	100.00%	49,921	6.607%	1.857%	245	3	89.81	712

Remaining Term
Remaining Term	Number of Loans	Current Balance	% of Total Balance	Avg Balance	Gross WAC	Gross Margin	Remaining Term	Age	CLTV	FICO
217 to 228	331	$16,531,163.36	2.22%	49,943	6.996%	2.246%	226	14	90.55	699
229 to 240	13,859	$676,828,157.16	91.09%	48,837	6.680%	1.930%	237	3	91.74	711
337 to 348	135	$4,534,114.25	0.61%	33,586	6.533%	1.783%	347	13	91.90	707
349 to 360	559	$45,128,686.60	6.07%	80,731	5.380%	0.630%	356	4	60.41	733
Total:	14,884	$743,022,121.37	100.00%	49,921	6.607%	1.857%	245	3	89.81	712

Remaining IO Term
Remaining IO Term	Number of Loans	Current Balance	% of Total Balance	Avg Balance	Gross WAC	Gross Margin	Remaining Term	Age	CLTV	FICO
37 to 48	228	$10,623,473.55	1.43%	46,594	6.997%	2.247%	226	14	90.80	696
49 to 60	11,179	$544,422,068.39	73.27%	48,700	6.680%	1.930%	237	3	92.19	710
97 to 108	238	$10,441,804.06	1.41%	43,873	6.794%	2.044%	279	14	90.89	705
109 to 120	3,239	$177,534,775.37	23.89%	54,812	6.347%	1.598%	267	3	82.37	718
Totals:	14,884	$743,022,121.37	100.00%	49,921	6.607%	1.857%	245	3	89.81	712

_____________________________________________________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN FINANCIAL

Collateral Statistics
Collateral statistics for the HELOCs included in the Statistical Pool are listed below as of November 1, 2004

FICO Score
FICO Score	Number of Loans	Current Balance	% of Total Balance	Avg Balance	Gross WAC	Gross Margin	Remaining Term	Age	CLTV	FICO
<= 500	4	$102,351.20	0.01%	25,588	7.415%	2.665%	268	15	92.08	476
521-540	2	$60,286.13	0.01%	30,143	7.806%	3.056%	230	10	94.53	530
540-560	7	$489,300.56	0.07%	69,900	7.706%	2.956%	228	12	93.46	551
561-580	6	$241,262.98	0.03%	40,210	8.258%	3.508%	231	9	93.87	573
581-600	27	$1,117,828.12	0.15%	41,401	7.256%	2.506%	246	9	88.96	590
601-620	74	$3,629,331.43	0.49%	49,045	7.549%	2.799%	237	6	88.10	615
621-640	845	$39,728,538.40	5.35%	47,016	7.494%	2.744%	239	3	88.99	631
641-660	1,226	$59,192,006.31	7.97%	48,281	7.321%	2.570%	241	3	88.98	651
661-680	2,124	$106,786,619.91	14.37%	50,276	7.105%	2.355%	242	3	92.39	671
681-700	2,103	$109,624,627.40	14.75%	52,128	6.595%	1.845%	245	3	90.87	691
701-720	2,091	$105,792,824.23	14.24%	50,594	6.442%	1.692%	244	3	91.27	710
721-740	1,883	$96,048,295.34	12.93%	51,008	6.296%	1.546%	246	3	89.85	730
741-760	1,827	$88,367,899.31	11.89%	48,368	6.299%	1.549%	246	3	89.29	750
761-780	1,524	$73,663,533.45	9.91%	48,336	6.201%	1.451%	248	3	87.78	770
781-800	919	$46,473,530.88	6.25%	50,570	6.113%	1.363%	254	3	85.53	789
801-820	209	$10,799,471.07	1.45%	51,672	6.035%	1.285%	253	4	84.41	807
821-840	12	$850,128.51	0.11%	70,844	5.513%	0.763%	272	8	74.09	831
841-860	1	$54,286.14	0.01%	54,286	6.250%	1.500%	223	17	99.35	847
Totals:	14,884	$743,022,121.37	100.00%	49,921	6.607%	1.857%	245	3	89.81	712

Original CLTV
Current Principal Balance	Number of Loans	Current Balance	% of Total Balance	Avg Balance	Gross WAC	Gross Margin	Remaining Term	Age	CLTV	FICO
<= 10.00	50	$1,408,323.51	0.19%	28,166	5.426%	0.676%	337	5	8.92	743
10.0001 to 20.00	112	$5,655,714.46	0.76%	50,497	5.746%	0.996%	312	4	15.80	736
20.0001 to 30.00	81	$5,497,960.74	0.74%	67,876	5.466%	0.716%	320	4	24.90	733
30.0001 to 40.00	70	$5,392,310.58	0.73%	77,033	5.485%	0.735%	294	4	34.92	735
40.0001 to 50.00	87	$7,467,644.87	1.01%	85,835	5.428%	0.678%	285	3	45.60	731
50.0001 to 60.00	136	$12,537,795.11	1.69%	92,190	5.478%	0.728%	264	3	55.55	730
60.0001 to 70.00	228	$17,703,285.83	2.38%	77,646	5.517%	0.767%	273	4	65.82	717
70.0001 to 75.00	192	$15,341,872.52	2.06%	79,906	5.538%	0.788%	267	3	72.91	717
75.0001 to 80.00	653	$49,938,628.98	6.72%	76,476	5.568%	0.818%	258	3	78.85	713
80.0001 to 85.00	426	$24,965,554.79	3.36%	58,605	6.150%	1.399%	266	4	83.14	708
85.0001 to 90.00	3,451	$159,416,256.80	21.46%	46,194	6.275%	1.525%	241	3	89.24	711
90.0001 to 95.00	3,837	$171,468,884.43	23.08%	44,688	7.023%	2.274%	237	3	94.53	702
95.0001 to 100.00	5,561	$266,227,888.75	35.83%	47,874	7.067%	2.317%	238	3	99.66	715
Totals:	14,884	$743,022,121.37	100.00%	49,921	6.607%	1.857%	245	3	89.81	712

_____________________________________________________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN FINANCIAL

Collateral Statistics
Collateral statistics for the HELOCs included in the Statistical Pool are listed below as of November 1, 2004

Lien Position
Lien Position	Number of Loans	Current Balance	% of Total Balance	Avg Balance	Gross WAC	Gross Margin	Remaining Term	Age	CLTV	FICO
1st Lien	866	$74,925,102.47	10.08%	86,519	5.503%	0.753%	309	4	64.10	726
2nd Lien	14,017	$668,035,035.70	89.91%	47,659	6.731%	1.981%	238	3	92.69	710
3rd Lien	1	$61,983.20	0.01%	61,983	5.800%	1.050%	238	2	100.00	697
Totals:	14,884	$743,022,121.37	100.00%	49,921	6.607%	1.857%	245	3	89.81	712

Purpose of HELOC
Purpose	Number of Loans	Current Balance	% of Total Balance	Avg Balance	Gross WAC	Gross Margin	Remaining Term	Age	CLTV	FICO
Purchase	7,378	$334,975,713.71	45.08%	45,402	6.676%	1.927%	239	3	94.93	726
Rate/term	946	$50,786,457.08	6.84%	53,685	6.208%	1.458%	274	5	82.18	708
Cash out refinance	6,560	$357,259,950.58	48.08%	54,460	6.599%	1.848%	247	3	86.09	699
Totals:	14,884	$743,022,121.37	100.00%	49,921	6.607%	1.857%	245	3	89.81	712

Documentation Type
Documentation Type	Number of Loans	Current Balance	% of Total Balance	Avg Balance	Gross WAC	Gross Margin	Remaining Term	Age	CLTV	FICO
Full	13,374	$653,820,165.37	87.99%	48,887	6.714%	1.964%	245	3	91.20	709
NINA	16	$734,883.94	0.10%	45,930	6.017%	1.267%	238	2	91.87	728
NINAE	46	$2,249,446.16	0.30%	48,901	6.428%	1.678%	238	2	87.89	722
Stated	1,002	$57,080,080.22	7.68%	56,966	5.779%	1.029%	241	1	80.12	734
Stated Income	446	$29,137,545.68	3.92%	65,331	5.858%	1.108%	263	4	77.57	723
Totals:	14,884	$743,022,121.37	100.00%	49,921	6.607%	1.857%	245	3	89.81	712

_____________________________________________________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN FINANCIAL

Collateral Statistics
Collateral statistics for the HELOCs included in the Statistical Pool are listed below as of November 1, 2004

Property Type Distribution
Property Type	Number of Loans	Current Balance	% of Total Balance	Avg Balance	Gross WAC	Gross Margin	Remaining Term	Age	CLTV	FICO
Condominium	1,044	$46,281,105.35	6.23%	44,331	6.637%	1.887%	242	3	92.69	722
Condominium/Highrise	68	$3,233,579.97	0.44%	47,553	6.589%	1.839%	238	2	93.03	735
PUD	3,076	$158,282,838.49	21.30%	51,457	6.708%	1.958%	238	3	92.98	712
Single Family	10,581	$529,443,764.54	71.26%	50,037	6.574%	1.824%	247	3	88.62	710
Townhouse	17	$754,024.76	0.10%	44,354	5.671%	0.921%	257	3	80.66	697
Two-four family	98	$5,026,808.26	0.68%	51,294	6.756%	2.006%	240	3	87.84	718
Totals:	14,884	$743,022,121.37	100.00%	49,921	6.607%	1.857%	245	3	89.81	712

Occupancy Type
Occupancy Type	Number of Loans	Current Balance	% of Total Balance	Avg Balance	Gross WAC	Gross Margin	Remaining Term	Age	CLTV	FICO
Investor	4	$156,904.01	0.02%	39,226	6.336%	1.586%	238	2	89.46	739
Owner Occupied	14,524	$725,044,368.58	97.58%	49,920	6.623%	1.873%	244	3	90.16	711
Second Homes	356	$17,820,848.78	2.40%	50,059	5.960%	1.210%	266	3	75.61	740
Totals:	14,884	$743,022,121.37	100.00%	49,921	6.607%	1.857%	245	3	89.81	712

_____________________________________________________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN FINANCIAL

Collateral Statistics
Collateral statistics for the HELOCs included in the Statistical Pool are listed below as of November 1, 2004

State Distribution
State	Number of Loans	Current Balance	% of Total Balance	Avg Balance	Gross WAC	Gross Margin	Remaining Term	Age	CLTV	FICO
Alabama	41	$2,320,081.41	0.31%	56,587	5.963%	1.213%	282	3	83.63	714
Alaska	1	$50,216.97	0.01%	50,217	5.000%	0.250%	355	5	16.83	752
Arizona	844	$36,774,921.58	4.95%	43,572	6.778%	2.028%	240	3	92.78	709
Arkansas	28	$1,003,286.00	0.14%	35,832	6.846%	2.096%	243	4	92.48	703
California	1,640	$127,100,781.29	17.11%	77,500	6.552%	1.802%	240	3	86.81	711
Colorado	440	$20,430,950.86	2.75%	46,434	6.782%	2.032%	239	3	92.95	716
Connecticut	74	$3,978,778.63	0.54%	53,767	6.351%	1.601%	261	3	84.58	703
Delaware	79	$3,606,123.63	0.49%	45,647	6.423%	1.673%	241	3	90.32	716
District of Columbia	37	$2,329,020.56	0.31%	62,947	6.748%	1.998%	239	4	91.94	712
Florida	590	$27,963,965.56	3.76%	47,397	6.531%	1.781%	249	3	87.14	707
Georgia	732	$31,367,554.43	4.22%	42,852	6.688%	1.938%	241	3	93.74	710
Hawaii	8	$348,900.00	0.05%	43,613	5.277%	0.527%	239	1	61.95	723
Idaho	393	$13,110,444.00	1.76%	33,360	6.710%	1.960%	238	3	93.70	714
Illinois	239	$11,211,502.84	1.51%	46,910	6.516%	1.766%	247	4	86.58	708
Indiana	286	$9,571,586.11	1.29%	33,467	6.787%	2.037%	243	2	94.77	718
Iowa	71	$2,787,347.71	0.38%	39,258	6.628%	1.878%	242	3	92.42	712
Kansas	279	$10,027,683.22	1.35%	35,942	6.753%	2.003%	243	3	93.72	714
Kentucky	86	$2,793,653.63	0.38%	32,484	6.611%	1.861%	249	3	92.36	716
Louisiana	28	$1,587,663.49	0.21%	56,702	6.549%	1.799%	256	3	90.00	694
Maine	106	$4,166,288.75	0.56%	39,305	6.401%	1.651%	239	3	88.70	720
Maryland	912	$47,026,635.55	6.33%	51,564	6.654%	1.904%	241	3	91.18	711
Massachusetts	369	$21,461,276.02	2.89%	58,161	6.497%	1.747%	241	3	87.51	713
Michigan	651	$35,774,905.10	4.81%	54,954	6.010%	1.260%	291	4	80.56	721
Minnesota	233	$10,057,076.41	1.35%	43,163	7.088%	2.338%	243	3	91.44	706
Mississippi	20	$982,169.55	0.13%	49,108	6.680%	1.930%	259	2	89.78	706
Missouri	587	$19,276,850.13	2.59%	32,840	7.054%	2.304%	241	3	94.35	709
Montana	26	$1,411,114.11	0.19%	54,274	5.980%	1.230%	253	3	83.73	721
Nebraska	97	$3,184,231.82	0.43%	32,827	6.666%	1.916%	243	3	93.75	731
Nevada	344	$20,442,710.56	2.75%	59,426	6.496%	1.746%	240	2	88.00	704
New Hampshire	137	$6,177,340.21	0.83%	45,090	6.576%	1.826%	239	3	89.64	711
New Jersey	307	$17,386,134.91	2.34%	56,632	6.285%	1.535%	252	4	79.76	716
New Mexico	109	$4,267,833.69	0.57%	39,154	6.419%	1.669%	240	3	93.28	707
New York	119	$7,770,782.06	1.05%	65,301	6.104%	1.354%	267	4	76.00	701
North Carolina	399	$17,813,003.40	2.40%	44,644	6.596%	1.846%	244	3	92.72	717
North Dakota	3	$147,662.34	0.02%	49,221	6.228%	1.478%	317	4	89.60	694
Ohio	301	$11,175,235.15	1.50%	37,127	7.324%	2.574%	258	6	94.01	692
Oklahoma	53	$2,031,315.02	0.27%	38,327	6.591%	1.841%	259	5	86.45	701
Oregon	529	$22,543,359.32	3.03%	42,615	6.970%	2.220%	239	3	92.69	709
Pennsylvania	632	$25,805,139.69	3.47%	40,831	6.685%	1.935%	248	4	91.10	707
Rhode Island	119	$5,926,617.95	0.80%	49,804	6.697%	1.947%	242	2	89.42	709
South Carolina	112	$4,212,136.46	0.57%	37,608	6.578%	1.828%	253	3	90.18	709
South Dakota	1	$88,783.33	0.01%	88,783	5.400%	0.650%	355	5	75.00	728
Tennessee	181	$6,649,101.99	0.89%	36,735	6.818%	2.068%	238	3	92.53	705
Texas	14	$766,373.17	0.10%	54,741	5.979%	1.229%	239	1	73.47	701
Utah	302	$12,832,570.52	1.73%	42,492	6.674%	1.924%	237	3	93.17	716
Vermont	9	$518,415.07	0.07%	57,602	5.259%	0.509%	260	3	72.71	740
Virginia	1,001	$62,617,157.70	8.43%	62,555	6.553%	1.803%	241	3	92.63	714
Washington	1,207	$57,143,501.35	7.69%	47,343	6.662%	1.912%	240	3	93.32	718
West Virginia	28	$1,252,904.17	0.17%	44,747	6.434%	1.684%	259	4	86.78	691
Wisconsin	70	$3,272,891.18	0.44%	46,756	6.645%	1.895%	253	3	89.52	721
Wyoming	10	$476,142.77	0.06%	47,614	5.816%	1.066%	300	4	85.54	736
Totals:	14,884	$743,022,121.37	100.00%	49,921	6.607%	1.857%	245	3	89.81	712

_____________________________________________________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN FINANCIAL

Collateral Statistics
Collateral statistics for the HELOCs included in the Statistical Pool are listed below as of November 1, 2004

Origination Channel
Channel	Number of Loans	Current Balance	% of Total Balance	Avg Balance	Gross WAC	Gross Margin	Remaining Term	Age	CLTV	FICO
Broker	4,308	$199,812,279.20	26.89%	46,382	7.194%	2.444%	237	3	94.95	701
Correspondent	2,332	$142,710,292.64	19.21%	61,197	6.311%	1.561%	277	4	76.92	718
Retail	8,244	$400,499,549.53	53.90%	48,581	6.419%	1.669%	237	3	91.83	715
Totals:	14,884	$743,022,121.37	100.00%	49,921	6.607%	1.857%	245	3	89.81	712

Appraisal Type
Channel	Number of Loans	Current Balance	% of Total Balance	Avg Balance	Gross WAC	Gross Margin	Remaining Term	Age	CLTV	FICO
1004 Full Appraisal	5,689	$305,364,833.36	41.10%	53,676	6.782%	2.032%	240	3	91.53	709
1025 Appraisal	29	$1,188,412.47	0.16%	40,980	6.560%	1.810%	238	2	84.87	719
1025 Investment	15	$876,578.19	0.12%	58,439	7.061%	2.311%	235	5	84.90	709
1073 Condo	164	$7,160,045.53	0.96%	43,659	6.724%	1.980%	243	2	89.00	726
2055 Exterior	1,942	$96,072,360.40	12.93%	49,471	6.632%	1.882%	243	3	88.89	706
2055 Interior	4,258	$191,234,836.19	25.74%	44,912	6.576%	1.826%	244	3	91.21	719
2075 Property	161	$8,087,056.12	1.09%	50,230	6.519%	1.769%	237	3	89.87	704
AVM	2,622	$132,800,083.25	17.87%	50,648	6.228%	1.478%	262	4	84.61	711
Stated Value	4	$237,915.86	0.03%	59,479	7.197%	2.447%	236	4	85.46	692
Totals:	14,884	$743,022,121.37	100.00%	49,921	6.607%	1.857%	245	3	89.81	712

_____________________________________________________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).